                                                                    Exhibit 24.1
                                                                               A

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ Richard M. Levy
                                    -----------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               B

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ David W. Martin, Jr.
                                    -------------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               C

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ Richard W. Vieser
                                    ------------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               D

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ John Seely Brown
                                    -----------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               E

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ Samuel Hellman
                                    -----------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               F

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ Terry R. Lautenbach
                                    ---------------------------------

                                    Title: Director

                                                                    Exhibit 24.1
                                                                               G

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned, do hereby make, constitute and appoint Richard M. Levy, Joseph B. Phair and Elisha W. Finney, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, including post-effective amendments, relating to the Varian Medical Systems Deferred Compensation Plan, the Varian Medical Systems 2000 Stock Plan, the Varian Medical Systems, Inc. Retirement Plan and the Varian Medical Systems, Inc. Employee Stock Purchase Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have executed these presents this 9th day of February, 2001.



                                    /s/ Burton Richter
                                    ------------------------------

                                    Title: Director